Award Timing Disclosure	12 Months Ended
Dec. 31, 2024
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure
Long-Term Incentive Compensation
Merger, as well as grants of initial post-Merger performance stock

We do not grant option awards and, therefore, the Company does not have a policy on the timing of awarding options in relation to the disclosure of material nonpublic information.
Pre-Merger
Legacy Cedar Fair 2024 Long-Term Incentive Compensation
Awards
Legacy Cedar Fair made its typical long-term equity grants in March 2024 while the Merger was pending and as permitted under the merger agreement. The legacy Cedar Fair NEOs’ 2024 equity awards continued to follow the legacy company’s general approach of using a mix of performance unit awards and time-based restricted unit awards. Legacy Cedar Fair NEOs’
pre-Merger
2024 equity grants were weighted at 70% performance awards and 30% time-based units. The restricted units (which converted into Company restricted stock awards at the time of the Merger) vest in equal increments over a three-year period consistent with prior year awards. Legacy Cedar Fair set two three-year cumulative goals for the 2024-2026 performance unit awards:
Un-levered
Pre-Tax
Free Cash Flow (weighted at 60%) and Adjusted EBITDA (weighted at 40%). These goals were viewed to be effective to align those awards with goals of strengthening the balance sheet and executing a dimensionalized and balanced capital allocation strategy. The 2024-2026 performance unit awards were converted into corresponding time-based Company restricted stock unit awards at the Merger closing.

Award Timing Predetermined	true
MNPI Disclosure Timed for Compensation Value	false